                                                                     Exhibit 1.1

                                                                            ST&B
                                                                    Draft 2/3/99

                             NIPSCO INDUSTRIES, INC.

                          NIPSCO CAPITAL MARKETS, INC.

                             NIPSCO CAPITAL TRUST I

                           Trust Preferred Securities

                              REMARKETING AGREEMENT

                                                               February __, 1999

LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

            NIPSCO Capital Trust I, a Delaware statutory business trust (the "Trust"), is issuing today Trust Preferred Securities (stated liquidation amount $50 per Trust Preferred Security) (the "Preferred Securities") pursuant to the Amended and Restated Declaration of Trust, dated as of February __, 1999 (the "Declaration"), and guaranteed (the "Guarantee"; together with the Preferred Securities, the "Securities") by NIPSCO Capital Markets, Inc., an Indiana corporation ("Capital Markets"), to the extent set forth in the Guarantee Agreement, dated as of February __, 1999 (the "Guarantee Agreement"), between Capital Markets and The Chase Manhattan Bank, as Guarantee Trustee (the "Guarantee Trustee"). Capital Markets will be the owner of all of the beneficial ownership interests represented by Common Securities (the "Common Securities"; together with the Preferred Securities, the "Trust Securities") of the Trust. Concurrently with the issuance of the Securities and Capital Market's purchase of all of the beneficial ownership interests represented by Common Securities of the Trust, the Trust will invest the proceeds of each thereof in Capital Market's Debentures (the "Debentures"). The Debentures are to be issued pursuant to the Indenture, dated as of February 14, 1997 (the "Indenture"), among NIPSCO Industries, Inc., an Indiana corporation and the parent of Capital Markets (the "Company"), Capital Markets and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Declaration or the Indenture, as the case may be.

            The Remarketing (as defined below) of the Securities is provided for in the Declaration and, if the Debentures have been distributed to holders of the Preferred Securities in liquidation of the Trust, the Indenture. As used in this Agreement, the term "Remarketed Securities" means the Securities or Debentures subject to the Remarketing as notified by the Indenture Trustee on the fifth Business Day prior to the Purchase Contract Settlement Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Securities described
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                                                                               2


in Section 7.13 of the Declaration and [Article Twelve] of the Indenture(1), as the case may be; and the term "Remarketing" means the remarketing of the Remarketed Securities pursuant to the Remarketing Procedures.

            Section 1. Appointment and Obligations of the Remarketing Agent. (a) The Company, Capital Markets and the Trust (collectively, the "Issuers") hereby appoint Lehman Brothers Inc. as exclusive remarketing agent (the "Remarketing Agent"), and Lehman Brothers Inc. hereby accepts appointment as Remarketing Agent for the purpose of (i) Remarketing Remarketed Securities on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

            (b) The Remarketing Agent agrees (i) to use commercially reasonable efforts to remarket the Remarketed Securities tendered or deemed tendered to the Remarketing Agent in the Remarketing, (ii) to notify the Issuers promptly of the Reset Rate and (iii) to carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

            (c) On the third Business Day immediately preceding the Purchase Contract Settlement Date (the "Remarketing Date"), the Remarketing Agent shall use commercially reasonable efforts to remarket, at a price equal to 100% of the aggregate liquidation or principal amount thereof, Remarketed Securities tendered or deemed tendered for purchase.

            (d) If none of the holders of Remarketed Securities elect to have Remarketed Securities held by them remarketed in the Remarketing, the Remarketing Agent shall determine the Reset Rate which shall be the rate that would have been established had a Remarketing been held on the Remarketing Date.

            (e) If, as a result of the efforts described in Section 1(b), the Remarketing Agent has determined that it will be able to remarket all Remarketed Securities tendered or deemed tendered for purchase at a price of 100% of the aggregate stated liquidation or principal amount of such Remarketed Securities prior to 4:00 P.M., New York City time, on the Remarketing Date, the Remarketing Agent shall determine the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) which the Remarketing Agent determines, in its sole judgment, to be the lowest rate per annum that will enable it to remarket all Remarketed Securities tendered or deemed tendered for Remarketing.

            (f) If, by 4:00 P.M., New York City time, on the Remarketing Date, the Remarketing Agent is unable to remarket all Remarketed Securities tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred and the Remarketing

----------
1     Current version of Indenture does not provide for remarketing and will need to be so amended in the Supplement.
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                                                                               3


Agent shall so advise by telephone the Depositary, the Property Trustee, the Debenture Trustee, the Company, the Trust and Capital Markets.

            (g) By approximately 4:30 P.M., New York City time, on the Remarketing Date, provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone (i) the Depositary, the Property Trustee, the Debenture Trustee, the Company, the Trust and Capital Markets of the Reset Rate determined in the Remarketing and the number of Remarketed Securities sold in the Remarketing, (ii) each purchaser (or the Depositary Participant thereof) of the Reset Rate and the number of Remarketed Securities such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary Participant to pay the purchase price on the Purchase Contract Settlement Date in same day funds against delivery of the Remarketed Securities purchased through the facilities of the Depositary.

            (h) The Remarketing Agent shall remit to the Collateral Agent all proceeds of the Remarketed Securities subject to the Pledge Agreement.

            2. Representations, Warranties and Agreements of the Company and Capital Markets. The Company and Capital Markets jointly represent, warrant and agree (i) on and as of the date hereof, (ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed in connection with the Remarketing (the "Commencement Date"), (iii) on and as of the Remarketing Date, and (iv) on and as of the Purchase Contract Settlement Date that:

            (a) A registration statement or registration statements on Form S-3 (file No. 333-69279) and an amendment or amendments thereto with respect to the Securities and the Debentures have (i) been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933 as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; a registration statement on Form S-3, if required to be filed in connection with the Remarketing, may also be prepared by the Issuers in conformity with the requirements of the Securities Act and the Rules and Regulations and filed with the Commission under the Securities Act; and the Indenture, the Guarantee Agreement and the Declaration have each been qualified under the Trust Indenture Act of 1939, as amended, (the "Trust Indenture Act"). Copies of such registration statement or registration statements that have become effective and the amendment or amendments to such registration statements have been delivered by the Issuers to you. As used in this Agreement, "Effective Time" means the date and time as of which the last of such registration statements that have become effective or may be filed, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; Effective Date means the date of the Effective Time of such last registration statement; Preliminary Prospectus means each prospectus included in such last registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Issuers with your consent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such last registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Issuers to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus or, if so incorporated, the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company or Capital Markets filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.

            (b) Giving effect to the interpretations of the requirements of the Securities Act reflected in the Company's letter requesting "no-action" submitted to the staff of the commission (the "Staff"), dated April 27, 1992, as supplemented by letters dated July 9, 1992 and September 21, 1992 (the "No-Action Request") and the Staff's response thereto dated September 25, 1992 (the "Staff Response"), the Registration Statement conforms (and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and the Registration Statement, the Prospectus and the Remarketing Materials do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) and as of the Commencement Date, Remarketing Date and Remarketing Settlement Date (as to any Remarketing Materials) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation and warranty is made as to the statement of eligibility and qualification on Form T-1 of the Indenture Trustee, the Property Trustee or the Guarantee Trustee under the Trust Indenture Act, or as to information contained in or omitted from the Registration Statement, the Prospectus or the Remarketing Materials in reliance upon and in conformity with written information furnished to the Issuers by the Remarketing Agent specifically for inclusion therein; the Indenture, the Declaration and the Guarantee Agreement each conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder; and the Commission has not issued an order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials.

            (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (d) Each of the Company, Capital Markets, Northern Indiana Public Service Company ("Northern Indiana"), Bay State Gas Company ("Bay State") and IWC Resources Corporation ("IWCR" and, together with Northern Indiana and Bay State, the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus or in any Remarketing Materials, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each other subsidiary (as defined in Section 15 hereof) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

            (e) The Company has an authorized capitalization as set forth in the Prospectus and in any Remarketing Materials; and all of the issued capital shares of the Company and each wholly-owned subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and except as set forth in Exhibit 21 to the most recent Form 10-K of the Company, all of the issued common shares of Northern Indiana and Indianapolis Water Company ("IWC") and all of the issued capital shares of each other subsidiary of the Company (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

            (f) Northern Indiana[, Bay State] and IWCR constitute the only "significant subsidiaries" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company.

            (g) The Indenture has been duly authorized, executed and delivered by the Company and Capital Markets, and (assuming due execution and delivery by the Indenture Trustee) constitutes a valid and binding agreement of each of the Company and Capital Markets enforceable against the Company and Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Debentures have been duly authorized, executed, issued and delivered by Capital Markets and (assuming due authentication by the Indenture Trustee) constitute valid and binding obligations of Capital Markets, entitled to the benefits of the Indenture and the Support Agreement, dated April 4, 1989, as amended as of May 15, 1989, December 10, 1990 and February 14, 1991 (the "Support Agreement"), between the Company and Capital Markets, and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (h) The Declaration has been duly authorized, executed and delivered by Capital Markets and the Regular Trustees, and (assuming due execution and delivery by the Property Trustee and the Delaware Trustee) constitutes a valid and binding agreement of Capital Markets, enforceable against Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (i) The Guarantee Agreement has been duly authorized, executed and delivered by Capital Markets and, (assuming due execution and delivery by the Guarantee Trustee) constitutes a valid and binding agreement of Capital Markets enforceable against Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (j) This Agreement has been duly authorized, executed and delivered by the Company, Capital Markets and the Trust.

            (k) The Remarketed Securities, the Indenture, the Declaration, the Guarantee Agreement and the Remarketing Agreement, when the Remarketed Securities are delivered pursuant to this Agreement, will conform to the descriptions thereof contained in the Prospectus and in any Remarketing Materials.
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                                                                               7


            (l) The execution, delivery and performance of this Agreement, the Indenture, the Declaration, the Guarantee Agreement and the Remarketing Agreement by the Company and Capital Markets, as applicable, and the consummation by the Issuers of the transactions contemplated hereby and thereby and the issuance and delivery of the Debentures (the "Transactions") did not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act, Trust Indenture Act, Exchange Act and applicable state securities laws in connection with the initial distribution of the Preferred Securities or the Remarketing, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

            (m) There are no contracts, agreements or understandings between (i) the Company or Capital Markets and (ii) any person granting such person the right to require the Company or Capital Markets to file a registration statement under the Securities Act with respect to any securities of the Company or Capital Markets owned or to be owned by such person or to require the Company or Capital Markets to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or Capital Markets under the Securities Act.

            (n) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus or in any Remarketing Materials, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or upon the ability of the Issuers to perform their obligations under this Agreement (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus and in any Remarketing Materials; and, since such date, there has not been any material change in the consolidated share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and in any Remarketing Materials.

            (o) The financial statements filed as part of the Registration Statement or incorporated by reference in the Prospectus or as presented in any Remarketing Materials present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and, with respect to financial statements included in periodic reports filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act with the Commission on and after September 25, 1992, contain the information requested by the Staff in the Staff Response to be so included; and the supporting schedules included or incorporated by reference in the Prospectus or in any Remarketing Materials present fairly the information required to be stated therein.

            (p) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein or in any Remarketing Materials and who have delivered the letter referred to in Section 6(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

            (q) The Company and each Significant Subsidiary has good and marketable title in fee simple to such of its fixed assets as are real property and good and marketable title to its other assets reflected in the most recent consolidated balance sheet incorporated by reference in the Prospectus or in any Remarketing Materials, except properties and assets that are leased or that are sold or otherwise disposed of in the ordinary course of business after the date of said balance sheet, subject to no mortgages, liens, charges or encumbrances of any kind whatsoever ("Liens") other than Liens permitted under the Indenture.

            (r) Other than as set forth or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or asset of the Company or any of its subsidiaries is the subject which could reasonably be expected individually or in the aggregate to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

            (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.
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                                                                               9


            (u) None of the Company nor any Significant Subsidiary has any material contingent liability which is not disclosed in the Prospectus.

            (v) None of the Company nor any Significant Subsidiary (i) is in violation of its charter or by-laws or similar constitutive documents,
      (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except where such defaults, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except where such violations or failures, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (w) Neither the Company nor any subsidiary of the Company is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder; the Commission has issued an order (the "Order") exempting Capital Markets from all of the provisions of the 1940 Act; the Order is in full force and effect; and Capital Markets will continue to comply with the terms and conditions of the Order, or otherwise remain exempt from all of the provisions of the 1940 Act, so long as any Remarketed Securities are outstanding.

            (x) The Support Agreement has been duly authorized by Capital Markets and the Company and constitutes a valid and binding agreement of each of Capital Markets and the Company enforceable against Capital Markets and the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; the Company's obligations under the Support Agreement will rank prior to the equity securities of the Company and equal with all other unsecured and unsubordinated indebtedness of the Company, whether now or hereafter outstanding; and the Debentures and the Guarantee will be entitled to the benefits of the Support Agreement, the obligations of Capital Markets under the Debentures and the Guarantees will be deemed to be "Debt" (as defined in the Support Agreement) for purposes of the Support Agreement and the holders of the Debentures and the Guarantee will be entitled to the rights of "Lenders" (as defined in the Support Agreement) under the Support Agreement.

            (y) Each of the Company and each Significant Subsidiary has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged.

            (z) Except for the Company's ownership of the voting securities of the Significant Subsidiaries, as and to the extent described in the Prospectus, no person or corporation which is a "holding company" or a "subsidiary company" of a "holding company" (as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "1935 Act")), directly or indirectly owns, controls or holds with power to vote 10% or more of the outstanding voting securities of the Company or any Significant Subsidiary; the Company is a "holding company" (as such term is defined in the 1935 Act) but is exempt from all provisions of the 1935 Act pursuant to Section 3(a)(1) thereof except Section 9(a)(2) thereof; and none of the Significant Subsidiaries is a "holding company" as defined in the 1935 Act.

            (aa) The Prospectus accurately describes the most restrictive of the existing limitations on the payment of dividends by Northern Indiana on its common shares held by the Company.

            3. Representations, Warranties and Agreements of the Company, Capital Markets and the Trust. The Company, Capital Markets and the Trust, jointly and severally, represent, warrant and agree, (i) on and as of the date hereof, (ii) on and as of the Commencement Date, (iii) on and as of the Remarketing Date and (iv) on and as of the Remarketing Settlement Date that:

            (a) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus or in any Remarketing Materials; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration and the other agreements entered into in connection with the transaction contemplated hereby; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and described in the Prospectus or in any Remarketing Materials; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

            (b) The Declaration has been duly authorized, executed and delivered by Capital Markets, as Sponsor, and the Regular Trustees and (assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee), constitutes a valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform to the description thereof contained in the Prospectus or in any Remarketing Materials.

            (c) The Trust Securities are duly authorized, validly issued, fully paid and, in the case of the Preferred Securities, non-assessable and conform to the descriptions contained in the Prospectus or in any Remarketing Materials.

            (d) This Agreement has been duly authorized, executed and delivered by the Trust.

            (e) The execution, delivery and performance of this Agreement, the Declaration and the Trust Securities by the Trust, the purchase of the Debentures by the Trust from Capital Markets, the distribution of the Debentures upon the liquidation of the Trust in the circumstances contemplated by the Declaration, and the consummation by the Trust of the transactions contemplated herein and in the Declaration (the "Trust Transactions"), did not and will not result in a violation of any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its assets; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act, Trust Indenture Act, Exchange Act or under applicable state securities laws in connection with the initial distribution of the Preferred Securities and the Remarketing, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the Trust Transactions.

            (f) The Trust is not an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

            4. Fees and Expenses. (a) For the performance of its services as Remarketing Agent hereunder, Capital Markets shall pay to the Remarketing Agent on the Purchase Contract Settlement Date, by wire transfer to an account designated by the Remarketing Agent, an amount to be agreed upon by Capital Markets and the Remarketing Agent.

            (b) The Company and Capital Markets, jointly and severally, agree to pay (i) the costs incident to the preparation and printing of the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) the fees and expenses of qualifying the Remarketed Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Remarketing Agent); (iv) all other costs and expenses incident to the performance of the obligations of the Company, Capital Markets and the Trust hereunder; and (v) the reasonable fees and expenses of counsel to the Remarketing Agent in connection with their duties hereunder. The Trust shall not be liable for any fees and expenses in this Section.

            5. Further Agreements of the Company and Capital Markets. The Company and Capital Markets, jointly and severally, agree:

            (a) To prepare any registration statement or prospectus, if required, in connection with the Remarketing, in a form approved by the Remarketing Agent and to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; to advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Remarketing Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Remarketed Securities; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of any of the Remarketed Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

            (b) To furnish promptly to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

            (c) To deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Declaration and the Guarantee Agreement), (ii) the Prospectus and any amended or supplemented Prospectus, (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto) and (iv) any Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

            (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

            (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent; and not to file any such amendment or supplement which shall be disapproved by the Remarketing Agent promptly after reasonable notice.

            (f) As soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's security holders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

            (g) During a period of five years following the effective date of the Registration Statement, to deliver to the Remarketing Agent copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and deliver to the Remarketing Agent, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed by the Company or Capital Markets with the Commission or any national securities exchange on which any of the Remarketed Securities or any class of securities of the Company or Capital Markets may be listed; and (ii) such additional information concerning the business and financial condition of the Company or Capital Markets as the Remarketing Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to the Company's shareholders generally or to the Commission).

            (h) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify any of the Remarketed Securities and the obligations of the Company under the Support Agreement for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities and the obligations of the Company pursuant to the Support Agreement; provided that in connection therewith, neither the Company nor Capital Markets shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

            6. Conditions to the Remarketing Agent's Obligations. The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company, Capital Markets and the Trust contained herein, to the performance by the Company, Capital Markets and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Prospectus shall have been timely filed with the Commission; no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification of the Indenture, the Guarantee Agreement or the Declaration shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

            (b) The Remarketing Agent shall not have discovered and disclosed to the Company on or prior to the Remarketing Date that the Prospectus, the Registration Statement, or the Remarketing Materials or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Remarketing Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Declaration, the Indenture, the Remarketed Securities, the Guarantee Agreement, the Preferred Securities, the Common Securities, the Prospectus, the Registration Statement, the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Remarketing Agent, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d) Counsel to the Company and Capital Markets shall have furnished to the Remarketing Agent its written opinion, as counsel to the Company and Capital Markets, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with respective power and authority (corporate and other) to own their respective properties and conduct their businesses as described in the Prospectus.

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus and in any Remarketing Materials, all of the issued capital shares of the Company and each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued common shares of Northern Indiana and all of the issued capital shares of each other Significant Subsidiary (except for directors' qualifying shares and as set forth or incorporated by reference in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (iii) The Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

                  (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of the Debentures pursuant to the Company's or Capital Markets' charter or by-laws or any agreement or other instrument known to such counsel.

                  (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus or in any Remarketing Materials, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property or asset of the Company or any of its subsidiaries is subject which could reasonably be expected individually or in the aggregate to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge and other than as set forth in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (vi) The Registration Statement was declared effective under the Securities Act, and the Indenture, the Declaration and the Guarantee Agreement were qualified under the Trust Indenture Act, as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                  (vii) Giving effect to the interpretations of the requirements of the Securities Act reflected in the No-Action Request and the Staff Response, the Registration Statement, as of its Effective Date, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to the Purchase Contract Settlement Date (other than the financial statements, related schedules and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, the Rules and Regulations and the Trust Indenture Act; and the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by any of the Issuers prior to the Purchase Contract Settlement Date (other than the financial statements, related schedules and other financial data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and the Indenture, the Declaration and the Guarantee Agreement conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                  (viii) The statements contained in the Prospectus under the captions "Description of the Debentures," "Description of the Preferred Securities," "Description of the Guarantee," "Relationship Among the Preferred Securities, the Debentures and the Guarantee" and "Description of the Support Agreement" insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  (ix) The Indenture has been duly authorized, executed and
            delivered by the Company and Capital Markets and (assuming due authentication, execution and delivery by the Indenture Trustee) constitutes a valid and binding agreement of each of the Company and Capital Markets enforceable against them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (x) The Debentures have been duly authorized, executed and delivered by Capital Markets and (assuming due authentication by the Indenture Trustee) constitute valid and binding obligations of Capital Markets entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (xi) The Declaration has been duly authorized, executed and delivered by Capital Markets.

                  (xii) The Guarantee Agreement has been duly authorized,
            executed and delivered by Capital Markets and (assuming due execution and delivery by the Guarantee Trustee) constitutes a valid and binding agreement of Capital Markets enforceable against Capital Markets in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (xiii) This Agreement has been duly authorized, executed and delivered by the Company and Capital Markets.

                  (xiv) The Support Agreement has been duly authorized, executed and delivered by the Company and Capital Markets and constitutes a valid and binding agreement of the Company and Capital Markets enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; the Debentures and the Guarantee will be entitled to the benefits of the Support Agreement, the obligations of Capital Markets under the Debentures and the Guarantees will be deemed to be "Debt" for purposes of the Support Agreement and the holders of the Debentures and the Guarantee will be entitled to the rights of "Lenders" under the Support Agreement.

                  (xv) The Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust, the Company or any of the Significant Subsidiaries is a party or by which the Trust, the Company or any of the Significant Subsidiaries is bound or to which any of the properties or assets of the Trust, the Company or any of the Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of the Significant Subsidiaries or the Declaration or Certificate of Trust of the Trust or any statute, rule or regulation or any order known to such counsel of any court or governmental agency or body having jurisdiction over the Trust, the Company or any of the Significant Subsidiaries or any of their properties or assets; and, except for the registration of the Debentures, the Preferred Securities, the Guarantees, the Company's obligations under the Support Agreement under the Securities Act, the qualification of the Indenture, the Declaration and the Guarantee Agreement under the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the Transactions.

                  (xvi) None of the Trust nor the Company or any of its
            subsidiaries is an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                  (xvii) Based upon current law and the assumptions stated or referred to therein: (i) the Trust will be classified as a grantor trust for United States federal income tax purposes and not as an association taxable as a corporation; (ii) the Debentures will be classified as indebtedness of Capital Markets and (iii) the statements set forth in the Prospectus or in the Remarketing Materials under the caption "Certain United States Federal Income Tax Consequences" insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

      In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Indiana and New York (with respect to clause (x)) and (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of the laws of the State of Massachusetts upon the opinion of ______________. Such counsel shall also advise the Remarketing Agent that although such counsel is not passing upon and assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Issuers prior to such Remarketing Date, they have no reason to believe that any of such documents (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such documents became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading. Such counsel shall also advise the Remarketing Agent that although such counsel is not passing upon and, except as set forth in clauses (viii) and (xvii) above, assumes no responsibility or liability for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Remarketing Materials and any further amendments and supplements thereto made by the Issuers prior to such date, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Issuers prior to such date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus and the Remarketing Materials or any further amendment or supplement thereto made by the Issuers prior to such Remarketing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such

      Remarketing Date, either the Registration Statement, the Prospectus or the Remarketing Materials or any further amendment or supplement thereto made by the Issuers prior to such Remarketing Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or the Remarketing Materials or required to be described in the Registration Statement, the Prospectus or the Remarketing Materials which were not filed or incorporated by reference or described as required.

            (e) Special Delaware counsel to the Issuers shall have furnished to the Remarketing Agent its written opinion, as special Delaware counsel to the Issuers, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act. Under the Delaware Trust Act and the Declaration, the Trust has the business trust power and authority to own property and to conduct its business as described in the Prospectus and the Remarketing Materials and to enter into and perform its obligations under this Agreement and the Trust Securities.

                  (ii) The Common Securities have been duly authorized by the
            Declaration and are validly issued and (subject to the terms in this paragraph) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of Section
            10.4 of the Declaration, will be required to make payment or provide indemnity or security as set forth in the Declaration and will be liable for the debts and obligations of the Trust to the extent provided in Section 9.1(b) of the Declaration); under the Delaware Trust Act and the Declaration, the issuance of the Common Securities is not subject to preemptive rights.

                  (iii) The Preferred Securities have been duly authorized by the Declaration and are validly issued and (subject to the terms in this paragraph) fully paid and non-assessable undivided beneficial ownership interests in the assets of the Trust, the holders of the Preferred Securities will be entitled to the benefits of the Declaration (subject to the limitations set forth in clause (v) below) and will be entitled to the same limitation of personal liability as extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the holders of Preferred Securities will be subject to the withholding provisions of Section
            10.4 of the Declaration and will be required to make payment or provide indemnity or security as set forth in the

            Declaration); under the Delaware Trust Act and the Declaration, the issuance of the Preferred Securities is not subject to preemptive rights.

                  (iv) Under the Delaware Trust Act and the Declaration all
            necessary trust action has been taken to duly authorize the execution, delivery and performance by the Trust of this Agreement.

                  (v) Assuming the Declaration has been duly authorized by
            Capital Markets and has been duly executed and delivered by Capital Markets and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration constitutes a valid and binding obligation of Capital Markets and the Regular Trustees, enforceable against Capital Markets and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (vi) The issuance and sale by the Trust of the Preferred
            Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations thereunder do not violate any of the provisions of the Certificate of Trust or the Declaration or any applicable Delaware law or administrative regulation.

                  (vii) Assuming that the Trust derives no income from or
            connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other that as may be required under the securities or blue sky laws of the state of Delaware, as to which such counsel need express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery by the Trust of this Agreement or the offering, issuance, sale or delivery of the Preferred Securities.

            (f) Counsel to the Property Trustee and the Guarantee Trustee shall have furnished to the Remarketing Agent its written opinion, as counsel to The Chase Manhattan Bank, as Property Trustee and Guarantee Trustee, addressed to the Remarketing Agent and dated the

      Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) Each of the Property Trustee and the Guarantee Trustee is
            duly incorporated as a New York banking corporation with all necessary power and authority to execute and deliver and perform their respective obligations under the terms of the Declaration and the Guarantee Agreement.

                  (ii) The execution, delivery and performance by the Property
            Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration has been duly executed and delivered by the Property Trustee and the Guarantee Agreement has been duly executed and delivered by the Guarantee Trustee and each constitutes the valid and binding agreement of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (iii) The execution, delivery and performance of the
            Declaration and the Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee and the Guarantee Trustee, respectively.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Guarantee Agreement, respectively.

            (g) Counsel to the Delaware Trustee shall have furnished to the Remarketing Agent its written opinion, as counsel to Chase Manhattan Bank Delaware, as Delaware Trustee, addressed to the Remarketing Agent and dated the Remarketing Date, in form and substance satisfactory to the Remarketing Agent, to the effect that:

                  (i) The Delaware Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration.

                  (ii) The execution, delivery and performance by the Delaware
            Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the valid and binding agreement of the Delaware Trustee enforceable against the Delaware Trustee in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (iii) The execution, delivery and performance of the
            Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

            (h) On the Remarketing Date, the Company shall have furnished to the Remarketing Agent a letter addressed to the Remarketing Agent and dated such date, in form and substance satisfactory to the Remarketing Agent, of Arthur Andersen LLP, or such other firm of nationally recognized independent public accountants satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

            (i) Each of the Company and Capital Markets shall have furnished to the Remarketing Agent a certificate, dated the Remarketing Date, of, (i) with respect to the Company, (A) its Chairman of the Board and President, or its Executive Vice President, and (B) its chief financial officer, and
      (ii) with respect to Capital Markets, its President, and its chief financial officer, stating that:

                  (i) The representations, warranties and agreements of the
            Company and Capital Markets in Sections 2 and 3 are true and correct as of the Remarketing Date; the Company and Capital Markets have complied with all its agreements contained herein; and the conditions contained in Section 6(a) have been fulfilled;

                  (ii) (A) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus or in the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials and
            (B) since the respective dates as of which information is given in the Prospectus or in the Remarketing Materials, there has not been any material change in the consolidated share capital or long-term debt of the Company and its subsidiaries or the consolidated share capital or long-term debt of any Significant Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries (taken as a whole), otherwise than as set forth or contemplated in the Prospectus or the Remarketing Materials; and

                  (iii) They have carefully examined the Registration Statement, the Prospectus and the Remarketing Materials and, in their opinion
            (A) the Registration Statement, as of its effective date, and the Prospectus and the Remarketing Materials, as of their respective dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such dates, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or the Remarketing Materials.

            (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and in the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Remarketing Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus and in the Remarketing Materials.

            (k) Without the prior written consent of the Remarketing Agent, the Declaration or the Indenture shall not have been amended in any manner, or otherwise contain any provision contained therein as of the date hereof that, in the opinion of the Remarketing Agent, materially changes the nature of the Remarketed Securities or the Remarketing Procedures.

            (l) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Preferred Securities or any of the Company's, any Significant Subsidiary's or Capital Markets' debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and
      (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Preferred Securities or any of the Company's, any Significant Subsidiary's or Capital Markets' debt securities.

            (m) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company or Capital Markets on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or
      (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Remarketing Agent, impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus or in the Remarketing Materials.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

            7. Indemnification and Contribution. (a) The Issuers shall indemnify and hold harmless the Remarketing Agent, its officers and employees and each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Remarketed Securities), to which the Remarketing Agent or that officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Issuers (or based upon any written information furnished by the Issuers) specifically for the purpose of qualifying any or all of the Remarketed Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Remarketing Agent and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Remarketing Agent or that officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Issuers by or on behalf of the Remarketing Agent specifically for inclusion therein and described in a letter from the Remarketing Agent to the Company and provided further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of the Remarketing Agent, its officers or employees or any person controlling the Remarketing Agent on account of any loss, claim, damage, liability or action arising from the sale of the Remarketed Securities to any person by the Remarketing Agent if the Remarketing Agent failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and the Remarketing Agent shall not be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom the Remarketing Agent had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Issuers may otherwise have to the Remarketing Agent or to any officer, employee or controlling person of the Remarketing Agent.

            (b) The Remarketing Agent shall indemnify and hold harmless the Company and Capital Markets, their officers and employees, each of their directors, the Trust and each Trustee, and each person, if any, who controls any of the Issuers within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or Capital Markets, any such director, officer or employee, the Trust or any such Trustee or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company or the Trustee by or on behalf of the Remarketing

Agent specifically for inclusion therein and described in a letter from the Remarketing Agent to the Company and Capital Markets, and shall reimburse the Company and Capital Markets and any such director, officer or employee, the Trust or any such Trustee or such controlling person for any legal or other expenses reasonably incurred by the Company or Capital Markets or any such director or officer, the Trust or any Trustee or any such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Remarketing Agent may otherwise have to the Company or Capital Markets or any such director or officer, the Trust or any such Trustee or any such controlling person.

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Remarketing Agent shall have the right to employ counsel to represent jointly the Remarketing Agent and its officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Remarketing Agent against the Issuers under this Section 7 if, in the reasonable judgment of the Remarketing Agent, it is advisable for the Remarketing Agent and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Issuers. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers on the one hand and the Remarketing Agent on the other hand from the Remarketing or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Remarketing Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Remarketing Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total liquidation or principal amount of the Remarketed Securities less the fee paid to the Remarketing Agent pursuant to Section 4(a) of this Agreement, on the one hand, and the total fees received by the Remarketing Agent pursuant to such
Section 4(a), on the other hand, bear to the total liquidation or principal amount of the Remarketed Securities. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or the Remarketing Agent on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the fees received by it under Section 4 exceed the amount of any damages which the Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            8. Resignation and Removal of the Remarketing Agent. The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and Capital Markets may remove the Remarketing Agent, by giving 60 days' prior written notice, in the case of a resignation, to Capital Markets, the Depositary, the Property Trustee and the Indenture Trustee and, in the case of a removal, the removed Remarketing Agent, the Depositary, the Property Trustee and the Indenture Trustee; provided, however, that (i) Capital Markets may not remove the Remarketing Agent unless (A) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar proceeding, (B) the Remarketing Agent shall not be among the 15 underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the Remarketing Date or (C) the Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder and (ii) no such resignation nor any such removal shall become effective until Capital Markets shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company, Capital Markets and the Trust in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, Capital Markets will use its reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 4 and 7 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

            9. Dealing in the Remarketed Securities. The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Securities. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Securities may be entitled to exercise or take pursuant to the Declaration or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Issuers as freely as if it did not act in any capacity hereunder.

            10. Remarketing Agent's Performance; Duty of Care. The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Declaration and the Indenture. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement, the Declaration or the Indenture. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Declaration or the Indenture as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Securities in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part.

            11. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 8. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company or the Trust prior to 10:00 A.M., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections 6(j), (k),
(l) or (m) shall have occurred or if the Remarketing Agent shall decline to perform its obligations under this Agreement for any reason permitted hereunder.

            12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

            (a) if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: (212) 528-8822);

            (b) if to the Issuers shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Treasurer. (Fax: 219-853-5352).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

            13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Remarketing Agent, the Company, Capital Markets, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Issuers contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Remarketing Agent contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Issuers and any person controlling the Issuers within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            14. Survival. The respective indemnities, representations, warranties and agreements of the Issuers and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

            16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

            17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing correctly sets forth the agreement among the Company, the Trust and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,


                                        NIPSCO INDUSTRIES, INC.


                                        By:
                                            ------------------------------------
                                            Title:


                                        NIPSCO CAPITAL MARKETS, INC.

                                        By:
                                            ------------------------------------
                                            Title:


                                        NIPSCO CAPITAL TRUST I

                                        By: NIPSCO Capital Markets, as Sponsor

                                            By:
                                                --------------------------------
                                                Title:

Accepted:

LEHMAN BROTHERS INC.


By:
    -------------------------------
    Authorized Representative